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                                                                    EXHIBIT 10.4

              FORM OF DIRECTOR NON-STATUTORY STOCK OPTION AGREEMENT

                             LACROSSE FOOTWEAR, INC.
                      NON-STATUTORY STOCK OPTION AGREEMENT

            THIS AGREEMENT is made and entered into as of the date set forth on the signature page (the "Grant Date") by and between LaCrosse Footwear, Inc., a Wisconsin corporation (the "Company"), and the non-employee director of the Company whose signature is set forth on the signature page (the "Optionee").

WITNESSETH:

            WHEREAS, the Company has adopted the LaCrosse Footwear, Inc. 2001 Non-Employee Director Stock Option Plan (the "Plan"), which provides for automatic grants of options for shares of the Company's common stock, $.01 par value (the "Stock"), to be made to the non-employee members of the Board of Directors of the Company (the "Board") in order to secure for the Company and its shareholders the benefits of the long-term incentives inherent in increased common stock ownership by members of the Board who are not employees of the Company or its Affiliates and to assist the Company in promoting a greater identity of interest between the non-employee directors and the shareholders of the Company; and

            WHEREAS, the Optionee is a member of the Board who is not an employee of the Company or any of its Affiliates, and is entitled to receive an option under the terms of the Plan.

            NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

11.   Award of Option.

      (a) Number of Shares and Exercise Price. Subject to the terms and conditions of this Agreement, the Company awards the Optionee a nonstatutory option (the "Option") to purchase 3,000 shares of Stock (the "Option Stock") at the purchase price per share set forth on the signature page (which is equal to 100% of the Fair Market Value per share of Stock on the Grant Date).

      (b) Exercise and Term. Except as described in Paragraph 2, the Option may not be exercised prior to the first anniversary of the Grant Date or after the tenth (10th) anniversary of the Grant Date (the "Expiration Date"). Beginning on the first anniversary of the Grant Date, this Option may be exercised while the Optionee is serving as a director in accordance with the following chart:

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
Date on which Option Stock is               Percent of Shares of Option Stock
First Exercisable                           Exercisable
------------------------------------        ---------------------------------
First anniversary of the Grant Date                       20%
Second anniversary of the Grant Date                      40%
Third anniversary of the Grant Date                       60%
Fourth anniversary of the Grant Date                      80%
Fifth anniversary of the Grant Date                      100%

      (c) Method of Exercise. The Optionee may exercise the Option in whole or in part by notice in writing to the Company. At the time of exercise, the Optionee must pay to the Company the aggregate purchase price for the Option Stock being exercised. Payment may be made (i) in cash or by certified check,
(ii) by delivery of Stock registered in the name of the Optionee that has been owned for at least six (6) months, or (iii) by delivery (including by fax) to the Company or its designated agent of a properly executed exercise notice together with irrevocable instructions to a broker to sell or margin a sufficient portion of the Option Stock and promptly deliver to the Company the sale or margin loan proceeds required to pay the purchase price.

      (d) Payment of Purchase Price with Stock. Any Stock tendered in payment of the purchase price shall be free and clear of all liens and other adverse claims and duly endorsed in blank by the Optionee or accompanied by stock powers duly endorsed in blank. Stock tendered shall be valued at Fair Market Value on the date on which the Option is exercised.

12.   Exercise of Option After Termination of Membership on the Board.

      (a) Resignation. If the Optionee voluntarily resigns from the Board or voluntarily decides not to stand for reelection to the Board, in either case before reaching age seventy (70), the Optionee may exercise the Option, to the extent exercisable under Paragraph 1(b) as of the date the Optionee ceases to be a director, within three (3) months after such termination of service as a director of the Company, but in no event beyond the Expiration Date.

      (b) Other Termination. If the Optionee ceases being a director of the Company for any reason other than as described in subparagraph (a) above, the Optionee may exercise the Option within twenty-four (24) months after such termination of service as a director of the Company without regard to the exercise restrictions of Paragraph 1(b), but in no event beyond the Expiration Date.

13. Option Not Transferable. Except as provided in Paragraph 4, the Optionee may not transfer, voluntarily or by operation of law, the Option other than by will or by the laws of

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descent and distribution. Only the Optionee may exercise the Option during his or her lifetime.

14.   Beneficiary.

      (a) Designation of Beneficiary. The person whose name appears on the signature page after the caption "Beneficiary" or any successor designated by the Optionee in accordance with this Agreement (the person who is the Optionee's Beneficiary at the time of his or her death herein referred to as the "Beneficiary") shall be entitled to exercise the Option after the death of the Optionee as provided in Paragraph 2(b). The Optionee may from time to time revoke or change the Beneficiary without the consent of any prior Beneficiary by filing a new written designation with the Board. The last such designation received by the Board shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Board prior to the Optionee's death.

      (b) Default Beneficiary. If no Beneficiary designation is in effect at the time of an Optionee's death, or if no designated Beneficiary survives the Optionee, or if such designation conflicts with applicable law, the Optionee's estate shall be considered the Beneficiary. If the Board is in doubt as to the right of any person to exercise the Option, the Company may refuse to recognize such exercise, without liability for any interest or dividends on the Option Stock, until the Board determines the person entitled to exercise the Option, or the Company may apply to any court of appropriate jurisdiction and such application shall be a complete discharge of the liability of the Company therefore.

      (c) Death of Designated Beneficiary. If a designated Beneficiary dies after the Optionee, but before the end of the applicable exercise period, the Beneficiary's estate shall be entitled to exercise the Option to the same extent as the Beneficiary.

15. No Rights As Shareholder. The Optionee shall have no rights as a stockholder until a certificate for the Option Stock has been validly issued.

16. Adjustments in Event of Change in Stock. If the Company pays a dividend on its Stock in shares of Stock or other securities, effects a Stock split, or effects a similar corporate transaction or other event which, in the judgment of the Board, could dilute or enlarge the benefits or potential benefits intended to be made available under the Plan or this Agreement, the Board may, subject to the provisions of the Plan, make such adjustments in the number or kind of shares of Option Stock issuable on exercise of the Option, and the purchase price per share of Option Stock, as the Board deems equitable.

17. Interpretation by Board. Although the Option is granted under a formula plan that is intended to be self-executing, the Optionee nonetheless agrees that any dispute or disagreement which may arise in connection with this Agreement shall be resolved by the Board, and that any interpretation by the Board of the terms of this Agreement or the Plan and any determination made by the Board under this Agreement or the Plan may be made in the sole discretion of the Board and shall be final, binding, and conclusive. Any such determination need not be uniform and may be made differently among optionees.

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18.   Miscellaneous.

      (a) Governing Law. This Agreement shall be governed and construed in accordance with the internal laws of the State of Wisconsin and applicable federal laws.

      (b) Amendment. Except as provided in Paragraph 6, this Agreement may not be amended or modified except by the written consent of the parties hereto.

      (c) Captions for Convenience Only. The captions of this Agreement are inserted for convenience of reference only and shall not be taken into account in construing this Agreement.

      (d) Notices. Any notice, filing or delivery hereunder or with respect to Option Stock shall be given to the Optionee at his or her home address as indicated in the records of the Company, and shall be given to the Board or the Company at 18550 NE Riverside Parkway, Portland, Oregon 97230, Attention: Chief Financial Officer. All such notices shall be in writing and given by first class mail, postage prepaid, or by personal delivery.

      (e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the benefit of the Optionee, the Beneficiary and the personal representatives and heirs of each of them.

      (f) Plan Controls. This Agreement is subject in all respects to the terms and conditions of the Plan. The terms of the Plan to the extent not stated herein are expressly incorporated herein by reference and in the event of any conflict between this Agreement and the Plan, the Plan shall govern. Any capitalized term used in this Agreement but not defined herein will have the meaning given under the Plan.

      IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer, and the Optionee has hereunto affixed his or her hand and seal, all as of the day and year set forth below.

                                     LACROSSE FOOTWEAR, INC. ("Company")

                                     By: _______________________________________
                                         Joseph P. Schneider, President and CEO

By executing this Agreement, Optionee acknowledges receipt of the copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and to ask questions of the Company, and fully understands all of the provisions of this Agreement.

Name of Optionee:                      Signature: ______________________________

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Shares:
Purchase Price per Share of Stock:
Grant Date:

To be completed by Optionee:

Beneficiary: ___________________________
Address of Beneficiary:
________________________________________
________________________________________

Beneficiary Tax ID No.: ________________

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